                                                                EXHIBIT (16)(d)


                        GREAT AMERICAN COMPANIES FUND
                               CLASS A SHARES


         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                              n
        Formula                                         P(1+T)  =  ERV

        Including Payment of the Sales Charge
        Net Asset Value                              $   14.24
        Initial Investment                           $1,000.00  =  P
        Ending Redeemable Value                      $1,246.72  =  ERV
        One year period ended 06/30/97                       1  =  n

        TOTAL RETURN FOR THE PERIOD                     24.67%  =  T

        Excluding Payment of the Sales Charge
        Net Asset Value                              $   14.24
        Initial Investment                           $1,000.00  =  P
        Ending Redeemable Value                      $1,322.91  =  ERV
        One year period ended 06/30/97                       1  =  n

        TOTAL RETURN FOR THE PERIOD                     32.29%  =  T


           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                                    n
Formula                                                       P(1+T)    =ERV

Including Payment of the Sales Charge
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,447.58   =  ERV
Inception through 06/30/97                                       1.51   =  n


TOTAL RETURN FOR THE PERIOD                                    27.76%   =  T


Excluding Payment of the Sales Charge
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV
Inception through 06/30/96                                       1.51   =  n

TOTAL RETURN FOR THE PERIOD                                    32.87%   =  T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                                     ERV - P
                                                            -------
                                                               P        =  T

Including Payment of the Sales Charge
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,447.58   =  ERV


TOTAL RETURN FOR THE PERIOD                                    44.76%   =  T


Excluding Payment of the Sales Charge
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV

TOTAL RETURN FOR THE PERIOD                                    53.59%   =  T

                        GREAT AMERICAN COMPANIES FUND
                               CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                              n
        Formula                                         P(1+T)  =  ERV

        Including Payment of the CDSC
        Net Asset Value                              $   14.24
        Initial Investment                           $1,000.00  =  P
        Ending Redeemable Value                      $1,272.91  =  ERV
        One year period ended 06/30/97                       1  =  n

        TOTAL RETURN FOR THE PERIOD                     27.29%  =  T

        Excluding Payment of the CDSC
        Net Asset Value                              $   14.24
        Initial Investment                           $1,000.00  =  P
        Ending Redeemable Value                      $1,322.91  =  ERV
        One year period ended 06/30/97                       1  =  n

        TOTAL RETURN FOR THE PERIOD                     32.29%  =  T





        TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1997
                                                                    n
Formula                                                       P(1+T)    =  ERV

Including Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,495.88   =  ERV
Inception through 06/30/97                                       1.51   =  n


TOTAL RETURN FOR THE PERIOD                                    30.56%   =  T


Excluding Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV
Inception through 06/30/97                                       1.51   =  n

TOTAL RETURN FOR THE PERIOD                                    32.87%   =  T

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1997


Formula                                                     ERV - P
                                                            -------
                                                               P        =  T

Including Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,495.88   =  ERV


TOTAL RETURN FOR THE PERIOD                                    49.59%   =  T


Excluding Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV

TOTAL RETURN FOR THE PERIOD                                    53.59%   =  T

                        GREAT AMERICAN COMPANIES FUND
                               CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                    n
Formula                                                       P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                $14.24
Initial Investment                                          $1,000.00  =  P
Ending Redeemable Value                                     $1,312.91  =  ERV
One year period ended 06/30/97                                      1  =  n


TOTAL RETURN FOR THE PERIOD                                     31.29% =  T


Excluding Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00  =  P
Ending Redeemable Value                                     $1,322.91  =  ERV
One year period ended 06/30/97                                      1  =  n


TOTAL RETURN FOR THE PERIOD                                     32.29% =  T

        TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1997
                                                                    n
Formula                                                       P(1+T)    =  ERV

Including Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV
Inception through 06/30/97                                       1.51   =  n


TOTAL RETURN FOR THE PERIOD                                     32.87%  =  T


Excluding Payment of the CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV
Inception through 06/30/97                                       1.51   =  n


TOTAL RETURN FOR THE PERIOD                                     32.87%  =  T

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1997


Formula                                                     ERV - P
                                                            -------
                                                               P        =  T

Including Payment of CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV


TOTAL RETURN FOR THE PERIOD                                     53.59%  =  T


Excluding Payment of CDSC
Net Asset Value                                             $   14.24
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,535.88   =  ERV

TOTAL RETURN FOR THE PERIOD                                     53.59%  =  T